Debt	12 Months Ended
Dec. 31, 2022
Borrowings, by type [abstract]
Debt
16. Debt

	December 31, 2022	December 31, 2021
Senior notes due 2029, net of unamortized transaction fees of $6,077 (2021 – $6,783) and initial redemption option of $4,167 (Note 16 (b))	$498,090	$497,868
Redemption option derivative asset (Note 16 (b))	(3,676)	(8,105)
	$494,414	$489,763

	2022	2021
	Senior notes due 2029	Senior notes due 2029	Senior notes due 2024 and term loan	Revolving credit facility

Balance beginning of year	$489,763	$—	$351,132	$150,000

Financing cash flows related to debt:
Redemption of senior secured notes due 2024	—	—	(233,953)	—
Repayment of term loan	—	—	(133,333)	—
Repayment of revolving credit facility	—	—	—	(150,000)
Proceeds from senior notes due 2029	—	500,000	—	—
Debt transaction costs	—	(7,009)	—	—
Total financing cash flows related to debt	$—	$492,991	$(367,286)	$(150,000)

	$489,763	$492,991	$(16,154)	$—

Non-cash changes recorded in debt:
Amortization of discount and transaction costs of senior secured notes due 2024 due to early redemption	$—	$—	$7,969	$—
Amortization of financing fees and discount relating to senior secured notes due 2024 and term loan	—	—	2,201	—
Change in fair value of redemption option derivative asset relating to senior secured notes due 2024	—	—	5,984	—
Amortization of financing fees and prepayment option relating to senior notes due 2029	222	71	—	—
Change in fair value of redemption option derivative asset relating to senior notes due 2029	4,429	(3,299)	—	—

Balance end of year	$494,414	$489,763	$—	$—
16. Debt (continued)
(a) Project Financing Facility
On December 15, 2022, the Company announced that it has entered into a €680,400 project financing facility ("Term Facility") for the development of the Skouries project in Northern Greece. The Term Facility will provide 80% of the expected future funding required to complete the Skouries project and includes up to €200,000 of funds from the Greek Recovery and Resilience Facility (the "RRF"). The Term Facility is non-recourse to the Company and the collateral securing the Term Facility covers the Skouries project and the Hellas operating assets.
The remaining 20% of project funding is expected to be fully covered by the Company's existing cash and future cash flow from operations. This amount of the Company's investment undertaking for the Skouries project will be fully backstopped by a letter of credit from the Company's revolving credit facility.
Drawdown on the Term Facility is subject to customary closing conditions. The Company expects such conditions to be satisfied and the initial drawdown is projected to occur in the first quarter of 2023.
The Term Facility includes the following components:
i.€480,400 commercial loan;
ii.€100,000 of initial funding from the RRF; and
iii.€100,000 commercial bridge loan that is expected to be replaced by an additional RRF loan in 2023 ("bridge facility").
The Term Facility will also provide a €30,000 revolving credit facility to fund reimbursable VAT expenditures relating to the Skouries project.
The project financing further includes, in addition to the Term Facility, a Contingent Overrun Facility for an additional 10% of capital costs, funded by the lenders and Hellas in the same proportion as the Term Facility.
The interest rates of the facility are as follows:
i.Commercial loans: Variable interest rate of 6.1% (comprised of six-months EURIBOR plus a fixed margin) until project completion, and then 5.9% (comprised of six-months EURIBOR plus a fixed margin) following project completion, with 70% of the variable rate exposure to be hedged through an interest rate swap for the term of the facility.
ii.Initial RRF loan: Fixed interest rate of 3.04% for the term of the facility.
iii.Additional RRF loan: Fixed interest rate to be set at issuance on replacement of bridge facility.
There is a requirement under the Term Facility for Hellas to enter into various hedging contracts, including hedging limited volumes of gold and copper production, hedging a portion of its foreign exchange exposure and an interest rate swap.
The Term Facility has a three-year availability and a seven-year repayment schedule. Semi-annual installment payments will be made over seven years, commencing on June 30, 2026, with a weighted average life to maturity of approximately eight years.
16. Debt (continued)
(b) Senior notes due 2029
On August 26, 2021, the Company completed an offering of $500 million senior unsecured notes with a coupon rate of 6.25% due September 1, 2029. The senior notes pay interest semi-annually on March 1 and September 1, which began on March 1, 2022.
The senior notes are guaranteed by Eldorado Gold (Netherlands) B.V., SG Resources B.V., Tüprag, and Eldorado Gold (Québec) Inc., all wholly-owned subsidiaries of the Company.
The senior notes are redeemable by the Company in whole or in part, for cash:
i.At any time prior to September 1, 2024 at a redemption price equal to 100% of the aggregate principal amount of the senior notes, accrued and unpaid interest and a premium at the greater of 1% of the principal value of the notes to be redeemed, or the present value of remaining interest to September 1, 2024 discounted at the treasury yield plus 50 basis points.
ii.At any time prior to September 1, 2024, up to 40% of the original aggregate principal amount of the senior notes with the net cash proceeds of one or more equity offerings at a redemption price equal to 106.25% of the aggregate principal amount of the senior notes redeemed, plus accrued and unpaid interest.
iii.On and after the dates provided below, at the redemption prices, expressed as a percentage of principal amount of the notes to be redeemed, set forth below, plus accrued and unpaid interest on the senior notes:
September 1, 2024     103.125%
September 1, 2025     101.563%
September 1, 2026 and thereafter     100.000%
The redemption features described above constitute an embedded derivative which was separately recognized at its fair value of $4,806 on initial recognition of the senior notes and recorded in other assets. The embedded derivative is classified as fair value through profit and loss. The decrease in fair value in the year ended December 31, 2022 is $4,429, which is recognized in finance costs.
The senior notes contain covenants that restrict, among other things, distributions in certain circumstances and sales of certain material assets, in each case, subject to certain conditions. The Company is in compliance with these covenants at December 31, 2022.
The fair market value of the senior notes as at December 31, 2022 is $437,400.
16. Debt (continued)
(c) Senior Secured Credit Facility
On October 15, 2021, the Company executed a $250 million amended and restated fourth senior secured credit facility (the "Fourth ARCA") with an option to increase the available credit by $100 million through the accordion feature, and with a maturity date of October 15, 2025. The Fourth ARCA replaced a $450 million amended and restated senior secured credit facility (the "third amended and restated credit agreement" or "TARCA").
The Fourth ARCA contains covenants that restrict, among other things, the ability of the Company to incur additional unsecured indebtedness except in compliance with certain conditions, incur certain lease obligations, make distributions in certain circumstances, or sell material assets. Significant financial covenants include a minimum Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) to interest ratio and a maximum debt net of unrestricted cash ("net debt") to EBITDA ratio ("net leverage ratio"). The Company is in compliance with its covenants as at December 31, 2022.
The Fourth ARCA is secured on a first lien basis by a general security agreement from the Company, including the real property of the Company and Eldorado Gold (Québec) Inc. in Canada, as well as the shares of each of SG Resources B.V., Tüprag, Eldorado Gold (Netherlands) BV and Eldorado Gold (Québec) Inc., all wholly owned subsidiaries of the Company.
Under the Fourth ARCA, the revolving credit facility bears interest at the Secured Overnight Financing Rate ("SOFR") loan rate plus a SOFR adjustment of 0.10% to 0.15%, plus a margin of 2.125% - 3.25% for amounts drawn, the undrawn portion of the facility incurs standby fees of 0.47813% - 0.73125%, and letters of credit not secured under the revolving credit facility bear interest at 0.90% - 1.33%. In each case, interest or fees are dependent on a net leverage ratio pricing grid.
In September 2022, the Fourth ARCA was amended to, replace the London Inter-Bank Offered Rate with a benchmark rate based on the SOFR; permit the revolving credit facility to be used to provide a bank-issued letter of credit ("Project Letter of Credit") in favour of the lenders under the Term Facility; and introduce Euro availability for the Project Letter of Credit.
As at December 31, 2022, the Company's current interest charges and fees are as follows: SOFR loan plus margin of 2.25% on any amounts drawn from the revolving credit facility, 2.25% on the financial letters of credit secured by the revolving credit facility, 1.50% on the non-financial letters of credit and standby fees of 0.50625% on the available and undrawn portion of the revolving credit facility.
As at December 31, 2022, the Company has outstanding non-financial (Greece) and financial (Canada) letters of credit of EUR 58,216 and CDN $426, totaling $62,664 (December 31, 2021 – EUR 58,216 and CDN $426, totaling $66,417). The non-financial letters of credit were issued to secure certain obligations in connection with the Company's operations.